EXHIBIT 99.1

September 2005

FORWARD LOOKING STATEMENTS
Certain information contained herein may constitute
“forward-looking statements” pertaining to management
projections of future initiatives and results.  Readers are
cautioned that while management believes its projections to
be accurate, actual results and the timing of certain events could differ materially from those projected in or
contemplated by the forward-looking statements due to a
number of factors, such as changes in overall economic
conditions and interest rates, changes in capital market and competitive conditions applicable to our, and changes in the applicable legal regulatory environment.

SAXON

Robert B. Eastep, CPA
Executive Vice President
Chief Financial Officer

Saxon Capital, Inc.

Saxon Capital, Inc.
4880 Cox Road
Glen Allen, VA 23060
Telephone: (804) 967-8180
Cell: (804) 512-5647
Facsimile: (804) 217-7779
E-mail: EastepR@saxonmtg.com

Saxon
Mortgage Services, Inc.

David Dill
President

Saxon Mortgage Services, Inc.
4708 Mercantile Drive North • Fort Worth, TX 76137-3605
(817) 665-7200 • Fax (817) 665-7509
Direct (817) 665-7309 • email: DillD@saxonmsi.com

Ernest G. Bretana
Senior Vice President
Capital Markets

Saxon Capital, Inc.

Saxon Capital, Inc.
4860 Cox Road, Suite 300
Glen Allen, Virginia 23060
Telephone: (804) 967-7826
Cell Phone: (804) 400-8769
Facsimile: (804) 217-7534
E-mail: bretanae@saxonmtg.com

Bobbi J. Roberts
Vice President
Investor Relations

Saxon Capital, Inc

Saxon Capital, Inc.
4880 Cox Road
Glen Allen, Virginia 23060
Telephone: (804) 967-7879
Facsimile: (804) 217-7708
E-mail: Robertsb@saxonmtg.com

CONTACTS

INFORMATION & WHERE TO FIND IT
❑	Corporate presentations, company financials, corporate SEC filings and other useful links can be found at www.saxoncapitalinc.com (click on Corporate and then the Investor Relations section).
❑	Underwriting guidelines, matrices and product profiles can be found at www.esaxon.com/wholesale/index.jsp (under Matrices).
❑	Securitization program (SAST) information can be found at www.saxonmortgage.com/securitization/. Information available includes:
▪	Pricing information and the prospectus for our transactions
▪	Remittance statements and transaction profile reports
▪	Monthly CPR analysis and actual vs. pricing CPR
▪	Quarterly loss reports and loss severity report
▪	Prepayment penalty collection and roll rate information

SAXON

- Saxon Capital, Inc.℠
  - Saxon Funding Management, Inc. (QRS)
    - SASCO (ABS Issuer)
  - Saxon Capital Holdings, Inc. (TRS)
    - Saxon Mortgage, Inc.®
    - America's MoneyLine® — a Saxon Capital, Inc.℠ Company
    - Saxon Mortgage Services, Inc.℠

A nationally recognized
wholesale and correspondent
mortgage lending company
A retail origination platform leveraging a
national mortgage lending branch
network and online lending alliances
A premier mortgage servicing
    company
SAXON COMPANIES

SAXON

	30-Jun-05	31-Dec-04
Assets:		
Cash	$10,950	$12,852
Accrued interest receivable	55,847	56,132
Trustee receivable	135,424	112,062
Mortgage loan portfolio	6,184,625	6,027,620
Allowance for loan loss	-36,278	-37,310
Net mortgage loan portfolio	6,148,347	5,990,310
Restricted cash	204,811	1,495
Servicing related advances	136,974	113,129
Mortgage servicing rights, net	129,040	98,995
Real estate owned	23,808	24,860
Derivative assets	17,279	11,801
Deferred tax asset	43,234	27,825
Other assets	55,159	89,870
Total assets	**$6,960,873**	**$6,539,131**
Liabilities:		
Accrued interest payable	$6,909	$8,045
Dividends payable	—	28,909
Warehouse financing	261,105	600,646
Securitization financing	6,023,203	5,258,344
Derivative liabilities	2,793	1,809
Other liabilities	17,596	22,449
Total liabilities	**$6,311,606**	**$5,920,202**
Commitments and contingencies – Note 9		
Shareholders' equity:		
issued and outstanding: 49,902,501 and 49,849,386 as of June 30, 2005 and December 31, 2004, respectively	499	498
Additional paid in capital	627,456	625,123
Accumulated other comprehensive income (loss), net of tax effect of $(1,595) and $2,446	911	-3,842
Net retained earnings (accumulated deficit):		
Cumulative dividends declared	-142,523	-114,641
Retained earnings	162,924	111,791
Net retained earnings (accumulated deficit)	20,401	-2,850
Total shareholders' equity	**649,267**	**618,929**
Total liabilities and shareholders' equity	$6,960,873	$6,539,131

Data as of 6/30/2005
CONDENSED CONSIDATED BALANCE
SHEET

SAXON STRATEGY
❑	Saxon is building a high-quality non-conforming mortgage loan portfolio
▪	Portfolio accounting
▪	Holder of the first loss/residual risk (below BBB – credit risk)
▪	Proactively manage the credit risk through our “Life of the Loan Credit Risk Management” philosophy
▪	Nine years of performance history in our enterprise data wholesale
❑	Improve efficiencies and reduce costs
▪	August release of I-deals (Saxon’s new automated underwriting engine)
▪	New retail and wholesale operations structure
❑	Grow 3rd party servicing
▪	Managed growth
▪	New servicing center added in Virginia
❑	Evaluating product offerings
▪	Market driven guidelines

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
YTD 2005
REMIC
Owner Trust

Data as of 6/30/2005
$4,297
= 70%
$1,808
= 30%
OWNED PORTFOLIO GROWTH

Diluted EPS
($0.22)
$0.94
$2.16
$2.89
$1.01
2001 (Q3-Q4)
2002
2003
2004
YTD 2005

Return on Equity
-2.1%
10.2%
20.6%
21.9%
16.1%
4Q 2001
2002
2003
2004
YTD 2005

Total Revenues (000's)
$26,691
$134,503
$211,401
$235,031
$122,975
7/6/01 to 12/31/01
2002
2003
2004
YTD 2005

Shareholders' Equity (000's)
$251,998
$286,346
$345,046
$618,929
$649,267
2001
2002
2003
2004
June 30, 2005

Data as of 6/30/2005
PROVEN TRACK RECORD

$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
2001
2002
2003
2004
YTD 2005
SCI Owned
Third Party

HIGHLIGHTS:

Total portfolio at $24.7 billion

SCI owned portfolio at $6.1 billion as of 6/30/2005

Moody's SQ2 and SQ3 rating (above average and average)

Standard and Poor's above average rating

Fitch IBCA affirmed RPS2+ and RSS2- rating (above average and average)

Data as of 6/30/2005
$18.6
billion
= 75%
$6.1
billion
= 25%
SERVICING

2001	2002	2003	2004	2005
Volume ($B)	$2.33	$2.48	$2.84	$3.49	$1.59
Wholesale	41.4%	45.0%	41.0%	42.9%	45.2%
Retail	19.2%	28.0%	27.0%	27.6%	23.9%
Correspondent - Flow	15.2%	17.0%	25.0%	24.3%	26.5%
Correspondent - Bulk	24.2%	10.0%	7.0%	5.2%	4.5%
	100%	100%	100%	100%	100%

❑	1998-2000: Saxon was more involved in the bulk market
❑	2000-present: migration towards a balanced origination mix
❑	Wholesale: core production channel with a network of approved brokers
❑	Retail: nine branches
❑	Correspondent: emphasis on single loan flow business
Data as of 6/30/2005
VOLUME & CHANNEL MIX

UNDERWRITING

LOCATIONS
❑	Wholesale and Retail Underwriting
▪	Eastern Region Operations Center – Glen Allen, Virginia
▪	Central Region Operations Center – Fort Worth, Texas
▪	Western Region Operations Center – Foothill Ranch, California
❑	Correspondent Underwriting
▪	Eastern Region Operations Center – Glen Allen, Virginia
-	Single loan “flow” underwriting
-	Mini-bulk underwriting
▪	On-site at seller
-	Larger bulk pools only
-	100% re-underwritten to Saxon guidelines

	2001 Funded Amount	2002 Funded Amount	2003 Funded Amount	2004 Funded Amount	2005 Funded Amount
Traditional*	74.65%	53.98%	39.82%	30.26%	2.33%
Score Plus	20.79%	43.25%	54.72%	56.58%	87.66%
Manufactured Housing **	1.50%	1.05%	0.77%	0.04%	0.06%
Second Mortgage	1.29%	.74%	1.14%	0.42%	0.25%
Piggyback 2nd Mortgage	-	0.44%	3.16%	3.80%	3.05%
Score Direct	-	-	0.37%	8.60%	3.97%
Other Programs	1.77%	0.54%	0.02%	0.30%	2.69%
*  Discontinued on November 15, 2004
** Discontinued on September 1, 2003 (except in Retention Unit)
Data as of 6/30/2005
PROGRAM PRODUCTION

QUALITY CONTROL

MANAGED AT THREE LEVELS
❑	Underwriting
▪	Appintell on every file
▪	Borrower and Co-borrower social security numbers
▪	Employment company address and phone numbers
▪	Address and ownership verification
▪	Property acquisition dates and cost
▪	OFAC screening
❑	Quality Control: Prefunding and Post Funding
▪	Adversely select 12-18% of closed loans submitted for purchase based upon LTV ratio, seller, geographic location, product and collateral
▪	Use a statistically based software, Cogent, which allows an adverse selection while maintaining a statistical sampling of the entire month’s production.
▪	Subjects audited files to re-verification of all major underwriting components such as income, employment, collateral value and cash to close.

MANAGED AT THREE LEVELS (continued)
❑	Investigation Unit
▪	Performs pre-funding investigations of loans referred by underwriting
▪	Performs 100-150 investigations a month on average
▪	Reviews 100% of Early Payment Default loans (loans which are 60 days delinquent within the first 90 days) for material misrepresentation/fraud
▪	Performs investigations on loans referred by the DRP Committee at SMSI and every first and second payment default

CREDIT & SERVICING
STATISTICS

SAXON

Credit Score	Funded Volume (000's)	% of Total Funded Volume	WAC - Fixed	WAC - ARM	WA CREDIT SCORE	WA CLTV
> 650	$212,557	26.98%	7.68%	6.74%	688	82.42%
601-650	$271,565	34.47%	7.67%	6.88%	625	81.12%
551-600	$211,690	26.87%	7.58%	7.33%	576	77.55%
526-550	$53,415	6.78%	8.44%	7.98%	537	73.78%
< 525	$37,658	4.78%	9.32%	8.62%	512	71.39%
N/A**	$945	0.12%	-	8.80%	N/A	70.77%
Totals	**$787,831**	**100%**	**7.72%**	**7.15%**	**618**	**79.53%**

** These loans have unavailable credit scores

WA = Weighted Average

Stated Doc
23%
Limited Doc.
2%
Full Doc.
75%

Fixed
21%
3-5 year hybrid
6%
I/O ARMs
40%
2 year hybrid
33%

Data as of 6/30/2005
QUARTERLY PRODUCTION STATS

Top 10 States by Funded Volume - YTD 2005		
State	Loan Amount - Original	Percent
CA	383,413,851	23.46%
MD	206,072,411	12.61%
FL	159,845,228	9.78%
VA	129,226,239	7.91%
NY	69,512,637	4.25%
GA	64,420,589	3.94%
AZ	51,454,902	3.15%
IL	43,610,670	2.67%
NV	42,339,960	2.59%
MI	35,808,710	2.19%

Data as of 6/30/2005
STATE CONCENTRATION

SAXON

Credit Score*	YTD 2005	2004	2003	2002	2001	2000	1999
> 650	27.32%	31.11%	44.32%	29.19%	17.94%	6.61%	5.51%
601-650	33.61%	30.94%	20.56%	24.56%	18.48%	11.19%	14.57%
551-600	26.50%	23.35%	23.22%	29.28%	35.65%	40.93%	44.47%
526-550	7.24%	7.84%	7.35%	11.08%	16.60%	23.06%	19.85%
< 525	5.17%	6.40%	4.16%	5.89%	11.33%	18.21%	15.58%
Other	0.12%	0.36%	0.39%	-	-	-	-

Data as of 6/30/2005
* Saxon began classifying its production by credit score beginning with quarter ended 6/30/2004.
CREDIT SCORE MIGRATION

SAXON

Decline in Asset value= 1- Sales Price/UPB
Severity = Losses / UPB

Loss Severity
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
591
1163
503
636
1092
989
588
646
694
598
422
200
234
113
49
63
52
9
3
1
Loans in a Security
4,726
8,735
3,726
4,695
7,821
6,861
4,433
4,697
5,768
5,846
7,249
4,613
7,049
4,887
3,667
6,311
7,544
7,623
5,490
4,369
1999-02
1999-03
1999-05
2000-01
2000-02
2000-03
2000-04
2001-01
2001-02
2001-03
2002-01
2002-02
2002-03
2003-01
2003-02
2003-03
2004-01
2004-02
2004-03
2005-02
Total
Decline In Asset Value
Liquidation Expenses
Interest Advances

Data as of 6/30/2005
Divestiture from Dominion
LOSS SEVERITY

Serious Delinquency %
35%
30%
25%
20%
15%
10%
5%
0%
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
Time
2000
2001
1999
1998
2002
1996-97
2003
2005
Saxon
2004

Data as of 6/30/2005
STATIC POOL DELIINQUENCY

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Original Balance
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
Time
SAXN 2001
SAXN 2002
SAXN 2003
SAXN 2004
2001 Proj
2002 Proj
2003 Proj
2004 Proj

Data as of 6/30/2005
STATIC POOL LOSSES BY FUNDED YEAR

SERVICING

Data as of 6/30/2005
WHO ARE WE?
❑	Saxon Mortgage Services, Inc. (SMSI) is
a wholly owned subsidiary of Saxon
Capital, Inc. (SCI).  According to Inside
B&C Lending (December 2004) SMSI is
the 16th largest subprime servicer.
Saxon has been serving the needs of
homeowners for over forty years.
❑	Founded August 12, 1960 as Cram Mortgage Services, Inc.
❑	Approvals and ratings:
▪	Approved FNMA Seller Servicer
▪	Approved and in good standing with the department of Housing and Urban Development
▪	Rated IBCA – RSP2+ (above average) and RSS2 (average) by Fitch
▪	Rated above average Subprime Servicer by Standard & Poor’s
▪	Rated Primary Subprime Servicer with a SQ2 (above average) and Special Servicer rating as SQ3 (average) by Moody’s

Portfolio Distribution
As of June 2005
YTD 2005
FY 2004
FY 2003
FY 2002
FY 2001
0
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
UPB (000's)
Saxon Capital
Dominion Capital
Other

Data as of 6/30/2005
PORTFOLIO DISTRIBUTION

VIRGINIA SERVICING SITE
❑	Opened July 2005
❑	Initial staffing for Call Center and Loss Mitigation
❑	Q3 Loan Support, Acquisitions
❑	Q4 Default Management
❑	2006 full redundancy to Fort Worth
❑	Servicing capacity up to $20 billion
❑	Total seating 222
❑	FiServ conversion to Enterprise Reporting

Data as of 6/30/2005
CALL CENTER STRUCTURE
Team environment
❑	Universal agent
❑	Teams of 8-10 representatives
❑	Call Center Rep (CCR) skill sets
▪	CCRI
▪	CCRII
▪	CCRIII
❑	Individual and team performance tracking
▪	Monthly incentive breakdown:
-	30% 30 day roll (team)
-	30% 60 day roll (team)
-	20% answer rate (team)
-	20% quality control average (individual)
❑	Monthly call quality reviews
❑	New hire – 130 hours of training
❑	Hours of operation:
▪	Monday thru Friday 7 am to 10 pm
▪	Saturday 8 am to 2 pm
❑	Early mitigation/repayment plans
▪	Short term plans, 3 months or less
▪	No more than two plans in a twelve month period
❑	Total FTE: 148 (June 2005)
❑	Total loans per FTE: 1128 (June 2005)
❑	Target loans per FTE: 1100
Management levels
❑	Emphasis on building middle management
❑	Succession planning
❑	Average over 10 years of industry experience in the Call Center management team

Data as of 6/30/2005
LOSS MITIGATION
Structure and Philosophy
❑	Teams
▪	60-89 days 13 FTE, average 139 loans to FTE
▪	90-119 days 7 FTE, average 148 loans to FTE
▪	120+ days 11 FTE, average 281 loans to FTE
▪	Workout team 7 FTE, average 18 loans to FTE
❑	Foreclosure alternatives
▪	Forbearance/repayment plans
▪	Modification
▪	Short sale/assumption/note sale
▪	No deferrals or extensions
❑	Implementation of Early Indicator Score (EIS)
❑	Concentration of efforts on borrowers with the ability to pay
▪	Delayed F/C referral
-	High risk loans delayed 15 days
-	Low risk loans delayed 30 days
▪	Improves probability of cure by delaying advances
❑	Loan Review Department: BPO’s, Code Compliance, 2nd Lien Monitoring
❑	Management experience
▪	Average over 17 years of industry experience in the management team

Method of Cure
58.10 %
22.20 %
15.29 %
0.78 %
1.33 %
2.30 %
0.00 %
Reinstate
Informal RP Plans
PIF
Mod
Short Sale
Formal Repay Plans
Note Sales

	2004	2003	2002	2001	2000
60 to 89 days	58.39%	57.62%	54.78%	54.01%	46.25%
90 to 119 days	44.04%	35.00%	34.80%	30.54%	23.76%
120 to 149 days	26.44%	23.87%	25.23%	20.83%	16.35%
150 days or more	12.14%	10.08%	11.82%	8.29%	9.55%
Data as of 6/30/2005
LOSS MITIGATION (continued)
❑	Titanium solutions/default mitigation management
▪	3rd party contact initiative
▪	Face-to-face borrower contact
❑	Saxononline.com
▪	Online financial package submittal
❑	Incentive structure
▪	Monthly incentive breakdown:
-	30% delinquency
-	25% cure rate
-	30% quality control
-	15% abandon ratio
❑	Venture mailing
▪	Send brochure with financial package on loans that roll 90 days delinquent on first day of month
Results:  Cure rates at year end (based on $UPB)

Default Group Repayment Plans
0 DPD
2 DPD
17 DPD
30 DPD
33 DPD
40 DPD
45 DPD
59 DPD
7 DPD Letter
All Past Dues
20 DPD Letter
Default Group
Breach
Property Inspection
40 DPD Letter
Manual Queue Calls

DPD = Days Past Due

0-59
PERFORMING ASSET MANAGEMENT
TIMELINE

Work on Collecting Concurrent with the Foreclosure Process
0 DPD
40 DPD
60 DPD
75 DPD
76 DPD
90 DPD
Property Inspection with Photos
AVM/BPO/CBR Ordered
DRP Meeting
EIS Below 200 Refer for F/C Elec.
EIS Above 200 Refer for F/C Elec.
F/C Sale Date

F/C Elec. = Electronic Forclosure Referral
BPO = Broker's Price Opinion
CBR = Credit Bureau Report
EIS = Early Indicator Score

60-FC
NON PERFORMING ASSET MANAGEMENT
TIMELINE

Foreclosure Timeline
Work on Foreclosure Process Concurrent with Collections
33 DPD
76 DPD
90 DPD
Approx. 270 DPD
Default
Breach
EIS Below 200 Refer for F/C Elec.
EIS Above 200 Refer for F/C Elec.
Delay for Bankruptcy Filing Equal to approximately 100 Days
F/C Sale Date
REO Timeline
63 Days After FC
80 Days After FC
181 Days After FC
205 Days After FC
F/C Sale Date
Receive Marketable Title
List the Property
Contract to Sell Property
Close on Sale
FC = Foreclosure

FORECLOSURE AND REO TIMELINE

SUMMARY
❑	Seasoned executive management team averaging over 23 years of experience and 8 years of sub-prime credit risk management with Saxon
❑	Diversified loan sourcing through three origination channels – wholesale, retail and correspondent (flow & bulk)
❑	Highly rated servicer
❑	Leveraging over nine years of sub-prime performance data into our pricing and underwriting policy
❑	Strong emphasis on quality control:
▪	Pre and post-funding reviews, DRIP Committee, targeted IQC (Intense Quality Control), investigations
❑	Portfolio lender – owner and manager of sub-prime credit risk since 1996